UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California	90064-1021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure (information provided under Item 12 — Results of Operations and Financial Condition)
SIGNATURE
EXHIBIT INDEX
TELEDYNE TECHNOLOGIES INCORPORATED EXHIBIT 99

ITEM 9.	Regulation FD Disclosure (information provided under Item 12 – Results of Operations and Financial Condition)

     The following information is disclosed pursuant to Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance provided in SEC Release No. 33-8216.

     On July 24, 2003, Teledyne Technologies Incorporated issued a press release with respect to its second quarter 2003 results of operations, a copy of which is filed as Exhibit 99 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

	By:	/s/ Dale A. Schnittjer

Dale A. Schnittjer
Interim Chief Financial Officer, Vice President and Controller

Dated: July 24, 2003

EXHIBIT INDEX

Description

Exhibit No. 99	Teledyne Technologies Incorporated Press Release dated July 24, 2003